Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X]Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

Vanguard World Fund

(Name of Registrant as Specified in its Declaration of Trust)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

(1)Title of each class of securities to which transaction applies:

(2)Aggregate number of securities to which transaction applies:

(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)Proposed maximum aggregate value of transaction:

(5)Total Fee Paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)Amount previously paid:

(2)Form, schedule or registration statement no.:

(3)Filing Party:

(4)Date filed:

PO BOX 982901

EL PASO, TX 79998-2901

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VIEW MATERIALS &VOTE

Consolidated Proxy Card

This form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security number, Tax I.D. number or account number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the bottom of the form.

VOTE ON THE INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to the website www.proxyvote.com or scan the QR Barcode above.

3) Follow the instructions provided on the website.

4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at www.viewproxy.com/vanguard/broadridgevsm/

VOTE BY PHONE

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

VOTE BY MAIL

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V79557-S20581	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:		For	Against	Abstain
1.	For shareholders of Vanguard Financials Index Fund: To approve changing the Fund’s classification from diversified to non-diversified and the elimination	☐	☐	☐
of the related fundamental investment restriction.
The Board of Trustees recommends you vote FOR the following proposal:		For	Against	Abstain
2.	For shareholders of Vanguard Health Care Index Fund: To approve changing the Fund’s classification from diversified to non-diversified and the elimination	☐	☐	☐
of the related fundamental investment restriction.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of

Shareholders on November 4, 2025:

The Proxy Statement is available at www.proxyvote.com.

V79558-S20581

VANGUARD FINANCIALS INDEX FUND

VANGUARD HEALTH CARE INDEX FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) Carrie Simons and John Schadl, and each of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in the Fund with respect to which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders ("Joint Special Meeting") of the Fund to be held virtually on November 4, 2025 at 11:00 a.m., Eastern time, and at any adjournments or postponements thereof. Shareholders will not be able to attend the Joint Special Meeting in person. Any shareholders wishing to participate in the Joint Special Meeting by means of remote communication can do so by registering at www.viewproxy.com/vanguard/broadridgevsm/.

The undersigned acknowledges receipt of the Notice of the Joint Special Meeting and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such Joint Special Meeting.

This proxy, when properly executed, will be voted as instructed. If you sign without otherwise indicating a vote on the proposals, this proxy will be voted FOR the proposals. As to any other matter that may properly come before the Joint Special Meeting or any adjournments thereof, the shares will be voted by the Proxies in accordance with their judgment.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

V79559-S20581

VANGUARD FINANCIALS INDEX FUND

VANGUARD HEALTH CARE INDEX FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) Carrie Simons and John Schadl, and each of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in the Fund with respect to which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders ("Joint Special Meeting") of the Fund to be held virtually on November 4, 2025 at 11:00 a.m., Eastern time, and at any adjournments or postponements thereof. Shareholders will not be able to attend the Joint Special Meeting in person. Any shareholders wishing to participate in the Joint Special Meeting by means of remote communication can do so by registering at www.viewproxy.com/vanguard/ broadridgevsm/.

The undersigned acknowledges receipt of the Notice of the Joint Special Meeting and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such Joint Special Meeting.

This proxy, when properly executed, will be voted as instructed. If you sign without otherwise indicating a vote on the proposals, this proxy will be voted FOR the proposals. As to any other matter that may properly come before the Joint Special Meeting or any adjournments thereof, the shares will be voted by the Proxies in accordance with their judgment.

PO BOX 982901

EL PASO, TX 79998-2901

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

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VIEW MATERIALS &VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2)Go to website www.proxyvote.com or scan the QR Barcode above.

3)Follow the instructions provided on the website.

4)To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at www.viewproxy.com/vanguard/broadridgevsm/

To vote by Telephone

1)Read the Proxy Statement and have the proxy card below at hand.

2)Call 1-800-690-6903

3)Follow the instructions.

To vote by Mail

1)Read the Proxy Statement.

2)Check the appropriate boxes on the proxy card below.

3)Sign and date the proxy card.

4)Return the proxy card in the envelope provided.

V79553-S20581	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:		For	Against	Abstain
1.	For shareholders of Vanguard Financials Index Fund: To approve changing the Fund’s classification from diversified to non-diversified and the elimination	☐	☐	☐
of the related fundamental investment restriction.
The Board of Trustees recommends you vote FOR the following proposal:		For	Against	Abstain
2.	Not Applicable.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of

Shareholders on November 4, 2025:

The Proxy Statement is available at www.proxyvote.com.

V79554-S20581

VANGUARD FINANCIALS INDEX FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) Carrie Simons and John Schadl, and each of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in the Fund with respect to which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders ("Joint Special Meeting") of the Fund to be held virtually on November 4, 2025 at 11:00 a.m., Eastern time, and at any adjournments or postponements thereof. Shareholders will not be able to attend the Joint Special Meeting in person. Any shareholders wishing to participate in the Joint Special Meeting by means of remote communication can do so by registering at www.viewproxy.com/vanguard/broadridgevsm/.

The undersigned acknowledges receipt of the Notice of the Joint Special Meeting and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such Joint Special Meeting.

This proxy, when properly executed, will be voted as instructed. If you sign without otherwise indicating a vote on the proposal, this proxy will be voted FOR the proposal. As to any other matter that may properly come before the Joint Special Meeting or any adjournments thereof, the shares will be voted by the Proxies in accordance with their judgment.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

SCAN TO w

VIEW MATERIALS &VOTE

PO BOX 982901

EL PASO, TX 79998-2901

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com or scan the QR Barcode above.

3) Follow the instructions provided on the website.

4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at www.viewproxy.com/vanguard/broadridgevsm/

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V79555-S20581	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

1.Not Applicable.

The Board of Trustees recommends you vote FOR the following proposal:

2.For shareholders of Vanguard Health Care Index Fund: To approve changing the Fund’s classification from diversified to non-diversified and the elimination of the related fundamental investment restriction.

For Against Abstain

☐  ☐  ☐

For Against Abstain

☐  ☐  ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of

Shareholders on November 4, 2025:

The Proxy Statement is available at www.proxyvote.com.

V79556-S20581

VANGUARD HEALTH CARE INDEX FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) Carrie Simons and John Schadl, and each of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in the Fund with respect to which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders ("Joint Special Meeting") of the Fund to be held virtually on November 4, 2025 at 11:00 a.m., Eastern time, and at any adjournments or postponements thereof. Shareholders will not be able to attend the Joint Special Meeting in person. Any shareholders wishing to participate in the Joint Special Meeting by means of remote communication can do so by registering at www.viewproxy.com/vanguard/broadridgevsm/.

The undersigned acknowledges receipt of the Notice of the Joint Special Meeting and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such Joint Special Meeting.

This proxy, when properly executed, will be voted as instructed. If you sign without otherwise indicating a vote on the proposal, this proxy will be voted FOR the proposal. As to any other matter that may properly come before the Joint Special Meeting or any adjournments thereof, the shares will be voted by the Proxies in accordance with their judgment.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PO BOX 982901

EL PASO, TX 79998-2901

SCAN TO w

VIEW MATERIALS &VOTE

Consolidated Proxy Card

This form is your EzVote Consolidated Proxy. It reflects all of your accounts registered to the same Social Security number, Tax I.D. number or account number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the bottom of the form.

VOTE ON THE INTERNET

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to the website www.proxyvote.com or scan the QR Barcode above.

3) Follow the instructions provided on the website.

4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at www.viewproxy.com/vanguard/ broadridgevsm/

VOTE BY PHONE

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

VOTE BY MAIL

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

IF VOTING THE CONSOLIDATED PROXY CARD DO NOT SIGN, DATE OR RETURN THE INDIVIDUAL BALLOTS
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V79570-S20580	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

1.For shareholders of Vanguard Financials Index Fund: To approve changing the Fund’s classification from diversified to non-diversified and the elimination of the related fundamental investment restriction.

The Board of Trustees recommends you vote FOR the following proposal:

For Against Abstain

☐    ☐    ☐

For Against Abstain

2.	For shareholders of Vanguard Health Care Index Fund: To approve changing the Fund’s classification from diversified to non-diversified and the elimination	☐	☐	☐
of the related fundamental investment restriction.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of

Shareholders on November 4, 2025:

The Proxy Statement is available at www.proxyvote.com.

V79571-S20580

VANGUARD FINANCIALS INDEX FUND

VANGUARD HEALTH CARE INDEX FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) Carrie Simons and John Schadl, and each of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in the Fund with respect to which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders ("Joint Special Meeting") of the Fund to be held virtually on November 4, 2025 at 11:00 a.m., Eastern time, and at any adjournments or postponements thereof. Shareholders will not be able to attend the Joint Special Meeting in person. Any shareholders wishing to participate in the Joint Special Meeting by means of remote communication can do so by registering at www.viewproxy.com/vanguard/broadridgevsm/.

The undersigned acknowledges receipt of the Notice of the Joint Special Meeting and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such Joint Special Meeting.

This proxy, when properly executed, will be voted as instructed. If you sign without otherwise indicating a vote on the proposals, this proxy will be voted FOR the proposals. As to any other matter that may properly come before the Joint Special Meeting or any adjournments thereof, the shares will be voted by the Proxies in accordance with their judgment.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

VANGUARD FINANCIALS INDEX FUND

VANGUARD HEALTH CARE INDEX FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) Carrie Simons and John Schadl, and each of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in the Fund with respect to which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders ("Joint Special Meeting") of the Fund to be held virtually on November 4, 2025 at 11:00 a.m., Eastern time, and at any adjournments or postponements thereof. Shareholders will not be able to attend the Joint Special Meeting in person. Any shareholders wishing to participate in the Joint Special Meeting by means of remote communication can do so by registering at www.viewproxy.com/vanguard/broadridgevsm/.

The undersigned acknowledges receipt of the Notice of the Joint Special Meeting and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such Joint Special Meeting.

This proxy, when properly executed, will be voted as instructed. If you sign without otherwise indicating a vote on the proposals, this proxy will be voted FOR the proposals. As to any other matter that may properly come before the Joint Special Meeting or any adjournments thereof, the shares will be voted by the Proxies in accordance with their judgment.

V79572-S20580

SCAN TO w

VIEW MATERIALS &VOTE

PO BOX 982901

EL PASO, TX 79998-2901

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com or scan the QR Barcode above.

3) Follow the instructions provided on the website.

4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at www.viewproxy.com/vanguard/broadridgevsm/

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V79566-S20580	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:		For	Against	Abstain
1.	For shareholders of Vanguard Financials Index Fund: To approve changing the Fund’s classification from diversified to non-diversified and the elimination	☐	☐	☐
of the related fundamental investment restriction.
The Board of Trustees recommends you vote FOR the following proposal:		For	Against	Abstain
2.	Not Applicable.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of

Shareholders on November 4, 2025:

The Proxy Statement is available at www.proxyvote.com.

V79567-S20580

VANGUARD FINANCIALS INDEX FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) Carrie Simons and John Schadl, and each of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in the Fund with respect to which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders ("Joint Special Meeting") of the Fund to be held virtually on November 4, 2025 at 11:00 a.m., Eastern time, and at any adjournments or postponements thereof. Shareholders will not be able to attend the Joint Special Meeting in person. Any shareholders wishing to participate in the Joint Special Meeting by means of remote communication can do so by registering at www.viewproxy.com/vanguard/broadridgevsm/.

The undersigned acknowledges receipt of the Notice of the Joint Special Meeting and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such Joint Special Meeting.

This proxy, when properly executed, will be voted as instructed. If you sign without otherwise indicating a vote on the proposal, this proxy will be voted FOR the proposal. As to any other matter that may properly come before the Joint Special Meeting or any adjournments thereof, the shares will be voted by the Proxies in accordance with their judgment.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

SCAN TO w

VIEW MATERIALS &VOTE

PO BOX 982901

EL PASO, TX 79998-2901

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com or scan the QR Barcode above.

3) Follow the instructions provided on the website.

4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at www.viewproxy.com/vanguard/broadridgevsm/

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V79568-S20580	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following proposal:

1.Not Applicable.

The Board of Trustees recommends you vote FOR the following proposal:

2.For shareholders of Vanguard Health Care Index Fund: To approve changing the Fund’s classification from diversified to non-diversified and the elimination of the related fundamental investment restriction.

For Against Abstain

☐    ☐    ☐

For Against Abstain

☐    ☐    ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of

Shareholders on November 4, 2025:

The Proxy Statement is available at www.proxyvote.com.

V79569-S20580

VANGUARD HEALTH CARE INDEX FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoint(s) Carrie Simons and John Schadl, and each of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in the Fund with respect to which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders ("Joint Special Meeting") of the Fund to be held virtually on November 4, 2025 at 11:00 a.m., Eastern time, and at any adjournments or postponements thereof. Shareholders will not be able to attend the Joint Special Meeting in person. Any shareholders wishing to participate in the Joint Special Meeting by means of remote communication can do so by registering at www.viewproxy.com/vanguard/broadridgevsm/.

The undersigned acknowledges receipt of the Notice of the Joint Special Meeting and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such Joint Special Meeting.

This proxy, when properly executed, will be voted as instructed. If you sign without otherwise indicating a vote on the proposal, this proxy will be voted FOR the proposal. As to any other matter that may properly come before the Joint Special Meeting or any adjournments thereof, the shares will be voted by the Proxies in accordance with their judgment.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

VANGUARD HEALTH CARE INDEX FUND

My Meetings | Meeting Agenda | Learn Before You Vote | Investor Education

2025 Special Meeting

To be held Tuesday, November 4, 2025

Meeting Agenda

Not Voted

Vote by November 3, 2025 11:59 p.m. ET

Documents to Review Before You Vote: ?

Proxy Statement (pdf) >

Proposal(s)

For holders as of Tuesday, August 26, 2025. Votes can be changed until the voting deadline.

Make your selections below.

   Not Applicable

   Board Recommendation: **None**

VANGUARD FINANCIALS INDEX FUND

My Meetings | Meeting Agenda | Learn Before You Vote | Investor Education

2025 Special Meeting

To be held Tuesday, November 4, 2025

Meeting Agenda

Not Voted

Vote by November 3, 2025 11:59 p.m. ET

Documents to Review Before You Vote: ?

Proxy Statement (pdf) >

Proposal(s)

For holders as of Tuesday, August 26, 2025. Votes can be changed until the voting deadline.

Make your selections below.

   ◯ For ◯ Against ◯ Abstain

   Board Recommendation: **For**

P.O. Box 982901

El Paso, TX 79998-2901

Don’t miss out: Vote your shares for the Vanguard funds’ proxy by November 4, 2025

Dear Vanguard Client,

We recently sent an email to the person named first on your Vanguard joint account. The email explained that shareholders who owned shares of Vanguard funds on the record date of August 26, 2025, are entitled to vote on an important proposal presented in your fund’s proxy statement.

Only one ballot can be cast per account. We encourage all owners on an account to discuss how they wish to vote on the proposal. Voting concludes on November 4, 2025, at the virtual Joint Special Meeting of Shareholders.

Please be sure to cast a vote even if a portion of the shares in your account has been sold since August 26, 2025. Your vote is important.

If you have any questions about the proxy, please call Broadridge Financial Solutions Inc. at 855-202-9440.

Thank you in advance for voting.

Connect with Vanguard®  •  vanguard.com

For more information about Vanguard funds, visit vanguard.com to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectus; read and consider it carefully before investing.

All investing is subject to risk, including the possible loss of the money you invest.

© 2025 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor of the Vanguard Funds.	JTPRLTR 092025

P.O. Box 982901

El Paso, TX 79998-2901

Don’t miss out: Vote your shares for the Vanguard funds’ proxy by November 4, 2025

Dear Vanguard Client,

We recently sent an email to the trustee named first on your Vanguard account for which you’re also a trustee. The email explained that shareholders who owned shares of Vanguard Financials Index Fund and/or Vanguard Health Care Index Fund on the record date of August 26, 2025, are entitled to vote on an important proposal presented in the proxy statement.

Only one ballot can be cast per account. We encourage all trustees on an account to discuss how they wish to vote on the proposal. Voting concludes on November 4, 2025, at the virtual Joint Special Meeting of Shareholders.

Please be sure to cast a vote even if a portion of the shares in your account has been sold since August 26, 2025. Your vote is important.

If you have any questions about the proxy, please call Broadridge Financial Solutions Inc. at 855-202-9440.

Thank you in advance for voting.

Connect with Vanguard®  •  vanguard.com

For more information about Vanguard funds, visit vanguard.com to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectus; read and consider it carefully before investing.

All investing is subject to risk, including the possible loss of the money you invest.

© 2025 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor of the Vanguard Funds.	TRPRLTR 092025